EX-99.B-77Q1(a) and (d)

            WADDELL & REED ADVISORS INTERNATIONAL GROWTH FUND, INC.

SUB-ITEM 77Q1       Exhibits

(a) and (d)
                    Articles Supplementary filed by EDGAR on June 28, 2000, as Exhibit Ex-99.B(a)igartsup2 to Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A (incorporated by reference herein).